UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2010

IMPERIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322
(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

888 Prospect Street, Suite 300, La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

888 Prospect Street, Suite 110, La Jolla, California 92037
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
9	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
9	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
9	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 5, 2010, the Board of Directors of Imperial Capital Bancorp, Inc. (the “Company”) appointed Anthony A. Rusnak as Chief Operating Officer of the Company.  Mr. Rusnak, age 45, had been serving as General Counsel and Secretary of the Company and its subsidiary, Imperial Capital Bank, since 1997 and will continue to serve in these capacities as well.

On February 17, 2010, Jeffrey L. Lipscomb notified the Company that he resigned as a director of the Company and Imperial Capital Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL CAPITAL BANCORP, INC.

Date: February 23, 2010	By:	/s/ Anthony A. Rusnak
Anthony A. Rusnak
Chief Operating Officer, General Counsel
and Secretary